================================================================================

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------

                             LAKE SHORE EQUITY FUND


                                  ANNUAL REPORT
                                December 31, 1999

     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
 LAKE SHORE FUND GROUP, LLC                      COUNTRYWIDE FUND SERVICES, INC.
    8280 Montgomery Road                               312 Walnut Street
          Suite 302                                       P.O. Box 5354
   Cincinnati, Ohio 45236                         Cincinnati, Ohio 45201-5354
       1.513.794.1440                                    1.800.266.9532

================================================================================

Dear Fellow Shareholders,

The stock market averages turned in a strong performance during the year's final three months, with the S&P 500 Index rising 14.9%, the best performance since last year's fourth quarter when the market soared off of its October low. The 21.0% total return for the S&P 500 for 1999 was its fifth consecutive year with an annual gain in excess of 20%, and prior to this string, the market had never posted more than two years in a row of annual gains of 20%. The Dow's return for the year was 27.6%, while the Over-the-Counter market led the parade with an increase of 85.6%.

The gains by the major averages masked significant underperformance by a majority of issues. In the case of the S&P 500, more stocks in this index declined than rose, and on the New York Stock Exchange, over 60% of the issues declined for the year.

Those factors that have been favorable for stocks, namely healthy economic growth, low inflation and rising corporate profits, remain in place. Remarkably, the resilient economy which has driven unemployment to a 30-year low has not caused inflation to ratchet higher. The streamlining of corporate America several years ago, the globalization of economies, productivity enhancements derived from technological innovation and competition fostered by the internet have limited price increases. However, with the doubling of oil prices during the year, potential labor shortages, and recoveries in foreign economies, upward pressure may be exerted unless the pace of the domestic economy doesn't slow down.

An additional factor that benefited the equity market for years was declining interest rates. This prop was certainly not present in 1999, as the Federal Reserve Board raised short-term interest rates three times during the year. As a result, the total return for the 30-year Treasury bond was -14.4%, the worst annual return ever posted, and the Lehman Government/Corporate Index suffered a negative return for only the second time since the index was created in 1973.

With the rise in the S&P Index, its P/E ratio also moved to record heights. Part of this is attributable to the change in the type of names that are now included in the S&P 500 (more service and technology companies), but many of the large leading names have ballooned to extremely high levels. In contrast, the P/E ratio for the Value Line Index, which is comprised of 1700 stocks, is more favorably valued. At year end, its P/E multiple was at 14.5x , versus a peak of 19.7x in the second quarter of 1998. This would suggest that the broad market is not as richly priced as some of the large cap stocks.

Economic and market forces were distorted at year end by concerns over potential Y2K problems. Increased production to create additional inventories, buying to stockpile goods, and extra liquidity added to the financial system by the Fed increasing money supply make it difficult to discern underlying trends. From a stock market perspective, typical year-end strategies employed by many investors of buying winning stocks and selling losing stocks seemed to be exaggerated. Carry-over volatility into the new year can be expected.

As we begin the new year, our market indicators continue to suggest that a fully invested position be maintained. There is certainly a question over valuation, as well as significant strength in a limited number of issues, and rising interest rates are not conducive for long-term gains. However, we have not seen enough of a shift to the negative side of the ledger to indicate a change in strategy. We will be closely monitoring our indicators to detect further deterioration.

If you have any questions, please feel free to call us at (513) 794-1440.

Sincerely,


Greg J. Bauer, CFA
Chairman
Lake Shore Family of Funds

        Comparison of the Change in Value of a $10,000 Investment in the Lake Shore Equity Fund and the S&P 500 Index

                               [GRAPHIC OMITTED]

                                                  12/31/99
                                                  --------
                     Lake Shore Equity Fund        $15,047
                     S&P 500 Index                 $12,519


                           --------------------------
                             Lake Shore Equity Fund
                                  Total Return

                           1 Year    Since Inception*
                           22.48%         21.64%
                           --------------------------

           Past performance is not predictive of future performance.

             *Initial public offering of shares was March 2, 1998.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999

ASSETS
   Investment securities, at market value (Cost $2,338,196)        $  3,443,864
   Dividends and interest receivable                                      2,150
   Organization expenses, net (Note 2)                                   13,300
   Other Assets                                                           2,323
                                                                   ------------
      TOTAL ASSETS                                                    3,461,637
                                                                   ------------
LIABILITIES
   Payable to Affiliates (Note 4)                                         4,503
   Accrued expenses                                                $      3,387
                                                                   ------------
      TOTAL LIABILITIES                                                   7,890
                                                                   ------------

NET ASSETS                                                         $  3,453,747
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  2,397,188
Accumulated net realized losses from security transactions              (49,110)
Net unrealized appreciation on investments                            1,105,669
                                                                   ------------
NET ASSETS                                                         $  3,453,747
                                                                   ------------
Shares of beneficial interest outstanding (Unlimited
   number of shares authorized, no par value)                           223,884
                                                                   ============

Net asset value and redemption price per share (Note 2)            $      15.43
                                                                   ============

Maximum offering price per share (Note 2)                          $      16.24
                                                                   ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999

INVESTMENT INCOME
   Dividend                                                         $    22,945
   Interest                                                               6,947
                                                                    -----------
      TOTAL INVESTMENT INCOME                                            29,892
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 4)                                     23,668
   Accounting services fees (Note 4)                                     21,000
   Transfer agent fees (Note 4)                                          14,400
   Insurance expense                                                     12,625
   Administrative services fees (Note 4)                                 12,000
   Audit Fees                                                             9,012
   Custodian fees                                                         8,136
   Registration fees                                                      4,439
   Postage and supplies                                                   2,595
   Trustees' fees and expenses                                            2,573
   Amortization of organization expenses (Note 2)                         4,433
   Shareholder report costs                                                 840
   Pricing costs                                                            702
   Distribution expense (Note 4)                                            692
                                                                    -----------
      TOTAL EXPENSES                                                    117,115
   Fees waived and expenses reimbursed by the Adviser (Note 4)          (61,976)
                                                                    -----------
      NET EXPENSES                                                       55,139
                                                                    -----------

NET INVESTMENT LOSS                                                     (25,247)
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                         11,761
   Net increase in unrealized appreciation on investments               934,627
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        946,388
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   921,141
                                                                    ===========


See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the          For the
                                                                         Year            Period
                                                                        Ended            Ended
                                                                     December 31,     December 31,
                                                                         1999            1998(a)
                                                                     ------------     ------------

FROM OPERATIONS
   Net investment income/(loss)                                      $    (25,247)    $      3,426
   Net realized gains/(losses) from security transactions                  11,761           (3,526)
   Net increase in unrealized appreciation on investments                 934,627          171,042
                                                                     ------------     ------------
Net increase in net assets from operations                                921,141          170,942
                                                                     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                  --           (3,413)
   From net realized gains                                                (57,345)              --
                                                                     ------------     ------------
Total distributions to shareholders                                       (57,345)          (3,413)
                                                                     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            1,036,655        1,324,065
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                        50,241            3,302
   Payment for shares redeemed                                            (85,703)          (5,138)
                                                                     ------------     ------------
Net increase in net assets from capital share transactions              1,001,193        1,322,229
                                                                     ------------     ------------

TOTAL INCREASE IN NET ASSETS                                            1,864,989        1,489,758

NET ASSETS
   Beginning of period (Note 1)                                         1,588,758           99,000
                                                                     ------------     ------------
   End of period                                                     $  3,453,747     $  1,588,758
                                                                     ============     ============

UNDISTRIBUTED (ACCUMULATED) NET INVESTMENT
   INCOME (LOSS)                                                     $    (25,234)    $         13
                                                                     ============     ============
CAPITAL SHARE ACTIVITY
   Shares sold                                                             82,679          134,015
   Shares issued in reinvestment of distributions to shareholders           3,528              325
   Shares redeemed                                                         (6,068)            (495)
                                                                     ------------     ------------
   Net increase in shares outstanding                                      80,139          133,845
   Shares outstanding, beginning of period (Note 1)                       143,745            9,900
                                                                     ------------     ------------
      Shares outstanding, end of period                                   223,884          143,745
                                                                     ============     ============

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                  For the            For the
                                                                    Year             Period
                                                                   Ended              Ended
                                                                December 31,       December 31,
                                                                    1999             1998 (a)
                                                               -------------      -------------

Net asset value at beginning of period                         $       11.05      $       10.00
                                                               -------------      -------------
Income (loss) from investment operations:
   Net investment income (loss)                                        (0.11)              0.08
   Net realized and unrealized gains on investments                     4.76               1.05
                                                               -------------      -------------
Total from investment operations                                        4.65               1.13
                                                               -------------      -------------
Less distributions:
   From net investment income/(loss)                                      --              (0.08)
   From net capital gains/(losses)                                     (0.27)                --
                                                               -------------      -------------
Total distributions                                                    (0.27)             (0.08)
                                                               -------------      -------------

Net asset value at end of period                               $       15.43      $       11.05
                                                               =============      =============

Total return (b)                                                      42.26%             11.34%
                                                               =============      =============

Net assets at end of period                                    $   3,453,747      $   1,588,758
                                                               =============      =============

Ratio of net expenses to average net assets (c)                        2.32%              1.91%(d)

Ratio of net investment income (loss) to average net assets          (1.06)%              0.71%(d)

Portfolio turnover rate                                                  64%                 4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 4.86%(d) and 14.24%(d) for the periods ended December 31, 1999 and December 31, 1998, respectively (Note 4).

(d)  Annualized.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999

                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
               COMMON STOCKS - 90.0%
               TECHNOLOGY - 55.0%
     1,580       Apple Computer, Inc.*                              $    162,444
     2,315       Comcast Corp.                                           116,329
     1,380       EMC Corp.*                                              150,765
       715       IBM Corp.                                                77,220
     1,250       Lucent Technologies, Inc.                                93,516
     6,250       National Semiconductor*                                 267,578
     1,205       Nextel Communications, Inc.*                            124,266
     1,690       Nortel Networks                                         170,690
     2,207       Oracle Corp.*                                           247,322
     1,820       Qualcomm, Inc.*                                         320,547
     1,160       Texas Instruments, Inc.                                 112,375
     1,910       Unisys Corp.*                                            61,000
                                                                    ------------
                                                                       1,904,052
                                                                    ------------
               CONSUMER, CYCLICAL - 12.9%
     2,010       Circuit City Stores Inc.                                 90,576
       700       Delphi Automotive Systems Corp.                          11,025
     1,260       Ford Motor Co.                                           67,331
     1,125       General Motors Corp.                                     81,773
     3,060       Harrah's Entertainment*                                  80,899
     1,665       Wal-Mart Stores, Inc.                                   115,093
                                                                    ------------
                                                                         446,697
                                                                    ------------
               CONSUMER, NON-CYCLICAL - 6.7%
     1,280       Bristol-Myers Squibb Co.                                 82,160
     1,835       Heinz (H.J.) Co.                                         73,056
     1,515       Tandy Corporation                                        74,519
                                                                    ------------
                                                                         229,735
                                                                    ------------
               INDUSTRIAL - 5.9%
     1,690       LSI Logic Corp.*                                        114,075
       900       Minnesota Mining & Manufacturing Co.                     88,088
                                                                    ------------
                                                                         202,163
                                                                    ------------

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999

                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
               CONGLOMERATES - 3.1%
       690       General Electric Co.                                    106,777
                                                                    ------------
               TELECOMMUNICATIONS - 2.3%
     1,270       Bell Atlantic Corp.                                      78,184
                                                                    ------------
               ENERGY - 2.1%
       830       Chevron Corp.                                            71,899
                                                                    ------------
               FINANCIAL SERVICES - 2.0%
       594       Associates First Capital Corp. - Class A                 16,298
     1,045       Bank of America Corp.                                    52,446
                                                                    ------------
                                                                          68,744
                                                                    ------------

               TOTAL COMMON STOCKS (Cost $2,002,583)                   3,108,251
                                                                    ------------

               MONEY MARKETS - 9.7%
   335,613       Firstar Stellar Treasury Fund (Cost $335,613)           335,613

               TOTAL INVESTMENT SECURITIES (Cost $2,338,196) - 99.7%   3,443,864

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                9,883
                                                                    ------------

               NET ASSETS - 100.0%                                  $  3,453,747
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers one series of shares to investors: the Lake Shore Equity Fund. The Trust was capitalized on December 23, 1997, when the initial shares of the Fund were purchased at $10.00 per share. The initial public offering of shares of the Equity Fund commenced on March 2, 1998. The Equity Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Equity Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains, if any, at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1999, net unrealized appreciation on investments was $1,105,669 for federal income tax purposes, of which $1,188,092 related to appreciated securities and $82,423 related to depreciated securities based on a federal income tax cost basis of $2,338,196.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,066,996 and $1,385,724 respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses for the year ended December 31, 1999, the Adviser waived its entire advisory fee of $23,668 and reimbursed the Fund for $38,308 of other operating expenses.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. From July through December of 1999 these fees were reduced to $1,500 per month. In addition, the Fund pays certain CFS out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $3,444 from underwriting commissions on the sale of shares during the year ended December 31, 1999.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the year ended December 31, 1999, the Fund incurred $692 of expenses under the Plan.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS

On December 15, 1999, the Fund declared and paid a short-term capital gain distribution of $51,143.69 or $0.2382 per share and a long-term capital gain distribution of $6,201.55 or $0.0289 per share. In January of 2000, shareholders were provided with the Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 1999.

                                 JOSEPH DECOSIMO
                                   AND COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

             An Ohio Registered Partnership Having Limited Liability

--------------------------------------------------------------------------------
                       Private Companies Practice Section
                       Member AICPA Division for CPA Firms
                              SEC Practice Section


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Equity Fund and
The Trustees of Lake Shore Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Lake Shore Equity Fund (one of the funds of the Lake Shore Family of Funds ) as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year ended December 31, 1999 and the period ended March 2, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financig hlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and fincial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Equity Fund of the Lake Shore Family of Funds as of December 31, 1999, and the results of its operations for the year then ended and changes in its net assets and financial highlights for the year ended December 31, 1999 and the period from March 2, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.


                                        /s/ Joseph Decosimo and Company, PLL

                                        Joseph Decosimo and Company, PLL

Cincinnati, Ohio
January 21, 2000